UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – January 30, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zipcode)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of stockholders on January 30, 2013. The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the results of each matter. For more information about these proposals, please refer to the Company’s Proxy Statement dated December 21, 2012 filed with the Securities and Exchange Commission.

Proposal No. 1 - Election of Directors

The stockholders elected all nominees to serve as directors for a one-year term, including:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
W. Barry Gilbert	4,592,342	112,150	4,295,882
Florence D. Hudson	4,589,790	114,702	4,295,882
Edward W. Kay, Jr.	4,598,576	105,916	4,295,882
Eben S. Moulton	4,394,814	309,678	4,295,882
James C. Rowe	4,548,028	156,464	4,295,882
Jerold L. Zimmerman	4,601,028	103,464	4,295,882

Proposal No. 2 – Ratification of Selection of Accounting Firm

The stockholders ratified, in a non-binding vote, the appointment of EFP Rotenberg, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013 with:

Affirmative Votes: 8,917,728

Votes Against: 51,798

Votes Abstaining: 30,848

Broker Non-Votes: 0

Proposal No. 3 – Approval of Compensation of Named Executive Officers

The stockholders approved a non-binding, advisory proposal on the compensation of the named executive officers with:

Affirmative Votes: 4,566,579

Votes Against: 120,556

Votes Abstaining: 17,357

Broker Non-Votes: 4,295,882

Proposal No. 4 – Vote on Frequency of Votes to Approve Compensation of Named Executive Officers

The stockholders voted, on a non-binding, advisory basis, on the frequency of future “say-on-pay” votes as follows:

Every One Year: 4,176,501

Every Two Years: 118,141

Every Three Years: 394,780

Votes Abstaining: 15,070

Broker Non-Votes: 4,295,882

As indicated above, at the Annual Meeting, the Company’s stockholders voted, on a non-binding, advisory basis, for “Every One Year” as their preferred frequency for conducting future advisory votes on executive compensation.  The Board has considered the voting results of this advisory vote and other factors, and has determined that future advisory votes on executive compensation will be held on an annual basis until the next required vote or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.  The next required advisory vote on the frequency of future advisory votes on executive compensation will take place no later than at the 2019 Annual Meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: February 4, 2013	By:	/s/ W. Barry Gilbert
W. Barry Gilbert